UBS Series Funds

June 26, 2020

Supplement to the Prospectus dated December 30, 2019, as supplemented.

Includes:

•	UBS Select ESG Prime Investor Fund

Dear Investor,

The purpose of this supplement is to update certain information contained in the Prospectus for UBS Select ESG Prime Investor Fund regarding the extension of the voluntary fee waivers through August 31, 2020. These disclosure changes will become effective on July 1, 2020.

The Prospectus is hereby supplemented as shown below.

The section captioned “Management” and sub-captioned “Advisory and administration fees” on page 43 of the Prospectus is revised by replacing the first sentence of the fourth paragraph of that section in its entirety with the following:

UBS AM will voluntarily waive its 0.10% master fund level fee in order to voluntarily reduce UBS Select ESG Prime Investor Fund’s expenses by 0.10% until August 31, 2020.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1060